                                                           EXHIBIT 10.55



================================================================================

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

                            Dated as of May 30, 1997

                                      Among

                             AMERICAN SKIING COMPANY
                         SUNDAY RIVER SKIWAY CORPORATION
                                SUNDAY RIVER LTD.
                               PERFECT TURN, INC.
                        SUNDAY RIVER TRANSPORTATION INC.
                                LBO HOLDING, INC.
                                 CRANMORE, INC.
                         SUGARBUSH RESORT HOLDINGS INC.
                            SUGARBUSH LEASING COMPANY
                           SUGARBUSH RESTAURANTS, INC.
                       MOUNTAIN WASTEWATER TREATMENT, INC.
                                   S-K-I LTD.
                                KILLINGTON, LTD.
                                 MOUNT SNOW LTD.
                         WATERVILLE VALLEY SKI AREA LTD.
                        PICO SKI AREA MANAGEMENT COMPANY
                         RESORTS SOFTWARE SERVICES, INC.
                          KILLINGTON RESTAURANTS, INC.
                            RESORT TECHNOLOGIES, INC.
                             DOVER RESTAURANTS, INC.
                           DEERFIELD OPERATING COMPANY
                         SUGARLOAF MOUNTAIN CORPORATION
                                  MOUNTAINSIDE
                                    SUGARTECH
                                  the Borrowers

                                       and

                               FLEET NATIONAL BANK
                                BANKBOSTON, N.A.
                          KEYBANK NATIONAL ASSOCIATION
                                    the Banks

                                       and

                          FLEET NATIONAL BANK, AS AGENT
                                    the Agent

================================================================================

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      This SECOND AMENDMENT TO CREDIT AGREEMENT is entered into as of May 30, 1997 by and among AMERICAN SKIING COMPANY, SUNDAY RIVER SKIWAY CORPORATION, SUNDAY RIVER LTD., PERFECT TURN, INC., SUNDAY RIVER TRANSPORTATION INC., LBO HOLDING, INC., CRANMORE, INC., SUGARBUSH RESORT HOLDINGS INC., SUGARBUSH LEASING COMPANY, SUGARBUSH RESTAURANTS, INC., MOUNTAIN WASTEWATER TREATMENT, INC., S-K-I LTD., KILLINGTON, LTD., MOUNT SNOW LTD., WATERVILLE VALLEY SKI AREA LTD., PICO SKI AREA MANAGEMENT COMPANY, RESORTS SOFTWARE SERVICES, INC., KILLINGTON RESTAURANTS, INC., RESORT TECHNOLOGIES, INC., DOVER RESTAURANTS, INC., DEERFIELD OPERATING COMPANY, SUGARLOAF MOUNTAIN CORPORATION, MOUNTAINSIDE and SUGARTECH (each a "Borrower" and collectively the "Borrowers"), FLEET NATIONAL BANK, BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) and KEYBANK NATIONAL ASSOCIATION (f/k/a KeyBank of Maine) as the Banks parties to the Credit Agreement referred to below (the "Lenders"), and FLEET NATIONAL BANK, as Agent (the "Agent") under the Credit Agreement referred to below.

                                    Recitals

      The Borrowers, the Lenders and the Agent are parties to a Credit Agreement dated as of June 28, 1996 (as previously amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. The Borrowers desire to (a) increase the Maximum Revolving Credit Amount under the Credit Agreement and (b) amend the Credit Agreement in certain other respects. The Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 6, the Borrowers, the Lenders and the Agent hereby agree as follows:

      Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

            (a) The definitions of "Consolidated Adjusted Cash Flow", "Hotel Subsidiary" and "Maximum Revolving Credit Agreement" are hereby deleted in their entirety and new definitions substituted therefor, as follows:

                  "Consolidated Adjusted Cash Flow" shall mean (a) Consolidated
            EBITDA (before any adjustments to reflect acquisitions, sales and exchanges of property during such period) for each fiscal year of the Borrowers and their Restricted Subsidiaries less (b) the sum of
            (i) $6,000,000, representing the Borrowers' and their Restricted Subsidiaries estimated Capital

            Expenditures required to maintain their existing ski resorts, and
            (ii) cash taxes paid.

                  "Hotel Subsidiary" shall mean Grand Summit Resort
            Properties, Inc.

                  "Maximum Revolving Credit Amount" shall mean as of any date of determination, the lesser of (a)(i) $65,000,000 from May __, 1997 through April 30, 1998, (ii) $57,500,000 from May 1, 1998 through April 30, 1999, (iii) $50,000,000 from May 1, 1999 through June 30,
            2000, and (iv) $42,500,000 from July 1, 2000 through the Revolving Credit Termination Date, or (b) the amount to which the Maximum Revolving Credit Amount may have been reduced pursuant to Section 2.10; provided that if the obligation of the Lenders to make further Loans is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0.

            (b) The definitions of "Asset Sale Permanent Reduction Date" and "Asset Sale Reserve" are hereby deleted in their entirety.

            (c) New definitions of "Capital Expenditure Test Period," "Second Amendment" and "Wolf Mountain Development" shall be added in alphabetical order, as follows:

                  "Capital Expenditure Test Period" shall mean each period
            commencing April 1 of any year and ending March 31 of the following year.

                  "Second Amendment" shall mean the Second Amendment to Credit
            Agreement among the Borrowers, the Lenders and the Agent dated as of May 30, 1997.

                  "Wolf Mountain Development" shall mean the acquisition and development of Wolf Mountain ski resort in Park City, Utah by any Borrower.

      Section 2.  Amendment of Article 2.

            (a) Section 2.1 of the Credit Agreement is hereby amended by deleting paragraphs (b) and (c) thereof in their entirety and substituting therefor the following:

                  (b) Subject to the foregoing limitations and the provisions of
      Section 4.2, the Borrowers shall have the right to make prepayments reducing the outstanding balance of Revolving Credit Advances and to request further Revolving Credit Advances, all in accordance with Section 2.2, without other restrictions hereunder; provided that the Lenders shall have the absolute right to refuse to make any Revolving Credit Advances for so long as there exists any Default or any other condition which would constitute a Default upon the making of such a Revolving Credit Advance; and provided further that during each fiscal year of the Borrowers, commencing with the fiscal year ending July, 1997, there shall be a period of 45 consecutive days, including March 31 of each year, during which the outstanding principal amount of all Revolving Credit Advances shall not exceed the amounts set forth below:

            -----------------------------------------
                                  Maximum Outstanding
            Clean-Down Period     Revolving Credit
            Including March 31    Advances
            -----------------------------------------
            1997                  $25,000,000
            -----------------------------------------
            1998                  $30,000,000
            -----------------------------------------
            1999                  $25,000,000
            -----------------------------------------
            2000                  $20,000,000
            -----------------------------------------
            2001                  $15,000,000
            -----------------------------------------

      Promptly following the commencement of each clean-down period, American Ski will notify the Agent that the clean-down period has begun.

            (b) Article 2 of the Credit Agreement is hereby further amended by deleting Section 2.10 thereof in its entirety and substituting therefor the following:

                  Section 2.10 Reduction of Commitment by the Borrowers. The
            Borrowers at their option may, at any time and from time to time,
            (a) irrevocably reduce in part (in integral multiples of $1,000,000) the unused portion of the Available Revolving Credit Amount or (b) terminate the entire unused portion of the Available Revolving Credit Amount, in each case on not less than five (5) Business Days' prior written notice to the Agent and upon payment of any amounts due under Section 4.2. No such reduction may be reinstated by the Borrowers.

            (c) Section 2.13 of the Credit Agreement is hereby amended to permit the Borrowers to use the up to $1,320,000 of proceeds of Revolving Credit Advances to fund certain costs relating to the Wolf Mountain Development, consisting of (i) $1,000,000 as an installment of the purchase price of the so-called "Condas parcel", (ii) $200,000 earnest money, (iii) $75,000 for acquisition of the Gorgoza Water Option, and (iv) $45,000 for filing fees under the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976, as amended.

      Section 3.  Amendment of Covenants.

            (a) Section 4.2(c) of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting therefor the following: "For purposes of this Section 4.2(c), the Maximum Revolving Credit Amount shall be deemed to be $65,000,000."

            (b) Section 6.1 of the Credit Agreement is hereby amended by adding the following new paragraph (c) thereto:

                        (c) Not more than seven (7) days after the end of each
                  month, the Borrowers shall furnish to the Agent and each Lender its internally prepared, unaudited profit plan report in the form currently prepared by the Borrowers.

            (c) Article 6 of the Credit Agreement is hereby amended by deleting
Section 6.2 thereof in its entirety and substituting therefor the following:

                  Section 6.2. Annual Financial Statements. As soon as
            available, but in any event within ninety (90) days after the end of each fiscal year of the Borrowers, the Borrowers shall furnish to the Agent and each Lender: (a) audited consolidated and consolidating balance sheets of (i) the Borrowers and their Restricted Subsidiaries and (ii) the Borrowers and their Subsidiaries, as of the end of such fiscal year, and consolidated and consolidating statements of income, shareholders' equity and cash flow of (i) the Borrowers and their Restricted Subsidiaries and
            (ii) the Borrowers and their Subsidiaries, for such fiscal year, in each case (other than the consolidating statements) reported on by Price Waterhouse LLP, or other independent certified public accountants of recognized national standing acceptable to the Agent, which report shall express, without reliance upon others, a positive opinion regarding the fairness of the presentation of such financial statements in accordance with generally accepted accounting principles consistently applied, said report to be without qualification, except in cases of unresolved litigation and accounting changes with which such accountants concur, together with the statement of such accountants that they have caused the provisions of this Agreement and the other Lender Agreements to be reviewed and that nothing has come to their attention to lead them to believe that any Default exists hereunder or specifying any Default and the nature thereof; (b) a Compliance Certificate; and (c) unconsolidated audited financial statements of the Hotel Subsidiary and the Insurance Subsidiary similar to the financial statements described in clause (a) above. At the time of delivery of the annual audited financial statements, the Borrowers shall furnish to the Agent and each Lender copies of the written recommendations concerning the management, finances, financial controls, or operations of any Borrower or any Restricted Subsidiary received from the Borrowers' independent public accountants.

            (d) Section 6.5 of the Credit Agreement is hereby amended by adding the words "paid skier visits and unpaid" before the words "skier visits" in clause (i) thereof.

            (e) Article 7 of the Credit Agreement is hereby amended by deleting Sections 7.3 and 7.4 thereof in their entirety and substituting therefor the following:

                  Section 7.3. Ratio of Consolidated Adjusted Cash Flow to
            Consolidated Debt Service. The Borrowers and their Restricted Subsidiaries shall maintain as of the end of each fiscal quarter commencing with the fourth fiscal quarter of the Borrowers' fiscal year 1997 for the four-quarter period ending on such date a ratio of
            (a) Consolidated Adjusted Cash Flow to (b) Consolidated Debt Service of not less than the following levels as of the end of any fiscal quarter during the year indicated:

                  Fiscal Year
                  Ending July             Ratio
                  -----------             -----

                  1997                    1.20-to-1.00
                  1998                    1.40-to-1.00
                  1999                    1.50-to-1.00
                  2000                    1.40-to-1.00
                  2001                    1.75-to-1.00

                  Section 7.4. Minimum Consolidated Tangible Net Worth. The
            Borrowers and their Restricted Subsidiaries shall maintain minimum Consolidated Tangible Net Worth as of the last day of each fiscal year of the Borrowers of not less than the sum of (a) $10,000,000 plus (b) 50% of cumulative Consolidated Net Income (without deduction for any losses) for each fiscal year, commencing with the fiscal year ending July 1997 plus (c) all amounts received by the Borrowers after June 28, 1996 from the issuance of equity interests.

            (f) Section 8.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: "The Borrowers and their Restricted Subsidiaries will conduct their business and operations separately from that of the Unrestricted Subsidiaries, and will cause the Unrestricted Subsidiaries to conduct their business and operations separately from that of the Borrowers and their Restricted Subsidiaries, including without limitation (i) not commingling funds or other assets, (ii) maintaining separate corporate and financial records and observing all corporate formalities, (iii) paying their respective liabilities from their respective assets, except pursuant to any guarantees extended by the Borrowers and their Restricted Subsidiaries of obligations of Unrestricted Subsidiaries with the approval of the Lenders, (iv) maintaining capitalization adequate to meet their respective business needs, and (v) conducting dealings with third parties in their respective names and as separate and independent entities."

            (g) Article 9 of the Credit Agreement is hereby amended by deleting
Section 9.12 thereof in its entirety and substituting therefor the following:

                  Section 9.12. Limitations on Real Estate Operations. Engage in
            any real estate development, or similar activities, including acquisition of land intended for resale or development of residential subdivisions, condominium units, golf courses, tennis courts, hotels or related infrastructure and utilities, except through the Development Subsidiary, the Hotel Subsidiary and any Unrestricted Subsidiary and except for the completion of the Locke Mountain development at Sunday River; provided, however, that from the date hereof through July 31, 1997, the Borrowers may conduct pre-development activities, excluding construction costs, related to the development of hotels so long as all costs incurred for such activities (the "Pre-Construction Expenditures") do not exceed $4,000,000 and all such expenditures will be repaid to the Borrowers.

            (h) Article 9 of the Credit Agreement is hereby further amended by deleting Section 9.14 thereof in its entirety and substituting therefor the following:

                  Section 9.14. Capital Expenditures. Make any Capital
            Expenditure except that (a) for the fifteen-month period from May 1, 1996 through February 28, 1997, the Borrowers and their Restricted Subsidiaries may make Capital Expenditures of not more than $21,000,000, of which not less than $9,500,000 shall be funded from the proceeds of Capital Asset Financing, (b) for the Capital Expenditure Test Period commencing April 1, 1997, the Borrowers and their Restricted Subsidiaries may make Capital Expenditures of not more than the sum of (i) (A) $27,500,000 less (B) the aggregate amount of Pre-Construction Expenditures

            (as defined in Section 9.12) which have not been repaid to the Borrowers on or before July 31, 1997, less (C) all amounts expended by the Borrowers, directly or indirectly, in connection with the acquisition and development of Wolf Mountain in Park City, Utah, which have not been repaid to the Borrowers on or before July 31, 1997, plus (ii) up to $5,000,000 for Capital Expenditures for the Killington/Pico interconnect project, or such other projects as may be approved by the Lenders in writing and (c) during each Capital Expenditure Test Period thereafter, the Borrowers and their Subsidiaries may make Capital Expenditures not to exceed the sum of
            (i) $6,000,000, which amount is intended to be used for maintenance Capital Expenditures, plus (ii) the Discretionary Capital Expenditure Allowance, to be used for discretionary Capital Expenditures in accordance with the Capital Expenditure budget delivered under Section 6.4 hereof. Attached as Exhibit A to the Second Amendment is a description of the Borrowers' proposed capital expenditures for the Capital Expenditure Test Period commencing April 1, 1997 and those expenditures which will not be made if the deductions referred to in clauses (b)(i)(B) and (C) above are required to be made.

      Section 4. Treatment of Asset Sales under Subordinated Notes Indentures. The Borrowers hereby represent and warrant that (a) the aggregate amount of Net Proceeds received from Asset Sales (each as defined in the Subordinated Notes Indentures) from June 25, 1996 through the date hereof, including without limitation the DOJ Divestiture, does not exceed $16,500,000; (b) since the receipt of such Net Proceeds from each such Asset Sale, the Borrowers have applied such Net Proceeds to the making of capital expenditures or the acquisition of long-term assets in the same line of business as any Borrower was engaged immediately prior to such Asset Sale, in an aggregate amount not less than $17,900,000; and (c) in the absence of any further such Asset Sale, the Borrowers will have no obligation under the Subordinated Notes Indenture to permanently reduce Senior Debt (as defined in the Subordinated Notes Indentures) of the Borrowers.

      Section 5. Security Interest in Utah Assets. Promptly following the acquisition by any Borrower of any assets, real or personal, tangible or intangible, relating to or in connection with the Wolf Mountain Development, including without limitation the so-called "Condas parcel," such Borrower will grant to the Agent, upon the Agent's request, a first priority mortgage on or security interest in all such assets so acquired, and in connection therewith such Borrower shall execute and deliver to the Agent such agreements, instruments, certificates, opinions, title insurance policies, and other documents reasonably requested by the Agent.

      Section 6. Effectiveness; Conditions to Effectiveness. This Second Amendment to Credit Agreement shall become effective as of May 30, 1997 upon execution hereof by the Borrowers, the Lenders and the Agent and satisfaction of the following conditions:

            (a) Resolutions. Copies of the resolutions of the Board of Directors of the Borrowers authorizing the execution, delivery and performance of this Third Amendment and the other Lender Agreements executed in connection herewith to which any Borrower is a party, certified by the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of each Borrower (which certificate shall state that such resolutions are in full force and effect).

            (b) Officers' Certificate. A certificate of the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of each Borrower certifying
(i) the name and signatures of the officers of such Borrower authorized to sign this Second Amendment and the other Lender Agreements executed in connection herewith to which any Borrower is a party and (ii) as to no change in the charter documents or By-laws of the Borrowers previously certified to the Agent.

            (c) Opinion of Counsel. The Agent shall have received an opinion of Pierce Atwood, general counsel to the Borrowers, with respect to such matters as the Agent may request.

            (d) Amendment Fee. The Agent shall have received for the benefit of the Lenders pro rata, an amendment fee of $50,000, which shall be deemed earned in full by the Lenders upon their execution and delivery hereof.

      Section 7. Representations and Warranties; No Default. The Borrowers hereby confirm to the Agent and the Lenders the representations and warranties of the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby further represent and warrant that the activities of the Borrowers with respect to the Wolf Mountain Development, taken prior hereto and all such activities expected to be undertaken after the date hereof and financed, directly or indirectly, with proceeds of Revolving Credit Advances, including without limitation the acquisition of the Condas parcel, the payment of earnest money and the acquisition of the Gorgoza Water option, do not constitute a default under the Senior Subordinated Notes Indenture and, to the extent they constitute the incurrence of Indebtedness (as defined under the Senior Subordinated Notes Indenture), such Indebtedness is permitted purchase money Indebtedness. The Borrowers hereby certify that no Default exists under the Credit Agreement.

      Section 8. Miscellaneous. The Borrowers agree, jointly and severally, to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this Second Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This Second Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Second Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                             AMERICAN SKIING COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUNDAY RIVER SKIWAY CORPORATION


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUNDAY RIVER LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             PERFECT TURN, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUNDAY RIVER TRANSPORTATION INC.
                             LBO HOLDING, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             CRANMORE, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUGARBUSH RESORT HOLDINGS INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUGARBUSH LEASING COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUGARBUSH RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             MOUNTAIN WASTEWATER TREATMENT,
                             INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             S-K-I LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             KILLINGTON, LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             MOUNT SNOW LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             WATERVILLE VALLEY SKI AREA LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             PICO SKI AREA MANAGEMENT COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------

                             RESORTS SOFTWARE SERVICES, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             KILLINGTON RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             RESORT TECHNOLOGIES, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             DOVER RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------

                             DEERFIELD OPERATING COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUGARLOAF MOUNTAIN CORPORATION


                             By: /s/ [Illegible]
                                 ---------------------------------

                             MOUNTAINSIDE


                             By: /s/ [Illegible]
                                 ---------------------------------

                             SUGARTECH


                             By: /s/ [Illegible]
                                 ---------------------------------

                             FLEET NATIONAL BANK


                             By: /s/ David A. Splaine
                                 ------------------------------------
                                 Name:  David A. Splaine
                                 Title: Senior Vice President

                             BANKBOSTON, N.A.

                             By:
                                 ------------------------------------
                                 Name: Matthew A. Ross
                                 Title: Vice President

                             KEYBANK NATIONAL ASSOCIATION


                             By:
                                 ------------------------------------
                                 Name: Stephen P. Lubelczyk
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK, AS AGENT


                             By: /s/ David A. Splaine
                                 ------------------------------------
                                 Name:  David A. Splaine
                                 Title: Senior Vice President

                            FLEET NATIONAL BANK


                             By:
                                 ------------------------------------
                                 Name:  David B. Henderson
                                 Title: Vice President

                             BANKBOSTON, N.A.

                             By: /s/ Matthew A. Ross
                                 ------------------------------------
                                 Name: Matthew A. Ross
                                 Title: Vice President

                             KEYBANK NATIONAL ASSOCIATION


                             By:
                                 ------------------------------------
                                 Name: Jane Roundy
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK, AS AGENT


                             By:
                                 ------------------------------------
                                 Name:  David B. Henderson
                                 Title: Vice President

                            FLEET NATIONAL BANK


                             By:
                                 ------------------------------------
                                 Name:  David A. Splaine
                                 Title: Senior Vice President

                             BANKBOSTON, N.A.

                             By:
                                 ------------------------------------
                                 Name: Matthew A. Ross
                                 Title: Vice President

                             KEYBANK NATIONAL ASSOCIATION


                             By: /s/ Stephen P. Lubelczyk
                                 ------------------------------------
                                 Name: Stephen P. Lubelczyk
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK, AS AGENT


                             By:
                                 ------------------------------------
                                 Name:  David A. Splaine
                                 Title: Senior Vice President


                                       13